UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2007

REAL MEX RESTAURANTS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-116310	13-4012902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5660 Katella Avenue, Suite 100
Cypress, CA 90630
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(562)-346-1200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Independent Registered Public Accounting Firm

At a meeting held on September 20, 2007, the Audit Committee recommended and the Board of Directors of Real Mex Restaurants, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP, Los Angeles, CA as the Company’s independent registered public accounting firm effective September 21, 2007.

The reports of Ernst & Young LLP on the Company’s financial statements for the period from August 21, 2006 to December 31, 2006, subsequent to the acquisition of the Company by RM Restaurant Holding Corp., the period from December 26, 2005 through August 20, 2006 and the year ended December 25, 2005, prior to the acquisition of the Company by RM Restaurant Holding Corp., did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and any subsequent interim period prior to Ernst & Young LLP’s dismissal, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its report. There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that occurred within the Company’s two most recent fiscal years and any subsequent interim period preceding Ernst & Young LLP’s dismissal.

The Company has provided Ernst & Young LLP with a copy of the foregoing disclosure and has requested a letter from Ernst & Young LLP addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter dated September 21, 2007 is filed as Exhibit 16.1 to this Form 8-K.

Appointment of New Independent Registered Public Accounting Firm

At its September 20, 2007 meeting, the Audit Committee recommended and the Board of Directors of the Company approved the engagement of Grant Thornton LLP, Irvine, CA as its independent registered public accounting firm to report on the Company’s financial statements for the fiscal year ended December 30, 2007, including performing the required quarterly reviews.

No consultations occurred between the Company and Grant Thornton LLP  during the two most recent fiscal years and any subsequent interim period prior to Grant Thornton LLP’s appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.              Exhibits.

(d)           Exhibits.

Exhibit No.	Title of Document
16.1	Letter of Ernst & Young LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL MEX RESTAURANTS, INC.

Date: September 24, 2007	By:	/s/ Frederick F. Wolfe
Frederick F. Wolfe
Chief Executive Officer

Date: September 24, 2007	By:	/s/ Steven Tanner
Steven Tanner
Chief Financial Officer